SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 29, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                    44-0663509
----------------------------   ---------------------      ----------------------
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                    Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                   DOCUMENT
              (99)                          Additional Exhibits

              99.1 Press Release issued by Kansas City Southern dated August 29, 2003 entitled, "Kansas City Southern Reviews Mexrail Repurchase Notice" is attached hereto as Exhibit 99.1



ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated August 29, 2003, acknowledging receipt of a letter from Jose Serrano Segovia, Chairman of Grupo TMM, S.A. ("TMM") and of TFM, S.A. de C.V. ("TFM"), the joint-venture subsidiary between KCS and TMM, of a demand for TFM to repurchase KCS shares of Mexrail, Inc. ("Mexrail") sold to KCS in May 2003. KCS is reviewing the notice and will respond appropriately within the time frame provided by the agreement under which the repurchase option was granted. KCS will respond to the notice within the required time frame, but this does not change KCS' position that it has a valid agreement in place to acquire TFM. KCS also acknowledges receipt from TMM of a notice to terminate a joint-venture agreement between the parties entered into in 1995. See the Press Release attached as Exhibit 99.1 for further information.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           Kansas City Southern


Date: August 29, 2003     By:      /S/ RONALD G. RUSS
                             ----------------------------------
                                       Ronald G. Russ
                          Executive Vice President and Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12th Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:             AUGUST 29, 2003

    MEDIA CONTACTS:
        Mexico        Gabriel Guerra               Phone: 011-5255-5273-5359
                      gguerra@gcya.net

        U.S.          Warren K. Erdman             Phone: 816/983-1454
                      warren.k.erdman@kcsr.com
    INVESTORS CONTACT:
                      William H. Galligan          Phone: 816/983-1551
                      william.h.galligan@kcsr.com


             KANSAS CITY SOUTHERN REVIEWS MEXRAIL REPURCHASE NOTICE

          Kansas City Southern (KCS) (NYSE:KSU) today acknowledged receipt of a letter from Jose Serrano Segovia, Chairman of Grupo TMM, S.A. (TMM) and of TFM, S.A. de C.V. (TFM), the joint-venture subsidiary between KCS and TMM, of a demand for TFM to repurchase from KCS shares of Mexrail, Inc. (Mexrail) sold to KCS in May 2003. KCS is reviewing the notice and will respond appropriately within the time frame provided by the agreement under which the repurchase option was granted.

          "We have received the notice and our legal team is reviewing it," said Warren Erdman, KCS Vice President - Corporate Affairs. "Kansas City Southern is a company that honors its contractual obligations. We will respond to this notice within the required time frame, but this does not change our position that we have a valid agreement in place to acquire TFM. As previously announced, we plan to assert our legal rights to enforce that agreement."

          As part of the transactions agreed to by both KCS and TMM and publicly announced by both parties on April 21, 2003, TFM sold to KCS Mexrail shares representing an aggregate 51 percent ownership of Mexrail for $32,680,000 (U.S.) in May 2003. Mexrail, Inc. wholly owns the Texas-Mexican Railway, Inc. (Tex-Mex). These shares were placed in trust pending regulatory approval in the United States of KCS' common control of Tex-Mex by the Surface Transportation Board. Repurchase of Mexrail, Inc. by TFM would return 100 percent ownership of Mexrail to KCS' joint-venture subsidiary, TFM. If it occurs, the repurchase would be at the price KCS paid TFM in May.

          KCS also acknowledges receipt from TMM of a notice to terminate a joint-venture agreement between the parties entered into in 1995. "We have had problems in the past with TMM's compliance with this agreement. We will deal with these issues at the appropriate time as part of our effort to compel TMM to honor its contractual obligations," stated Mr. Erdman.